SHARE EXCHANGE AGREEMENT

This SHARE EXCHANGE AGREEMENT, effective as of the 12th day of November, 2010 (the “Agreement”), by and among SRKP 23, Inc., a Delaware corporation (the “Company”); Weixin International Co., Limited, a company organized under the laws of the British Virgin Islands (“Weixin BVI”); Wei Xin Holding Group Limited, a company organized under the laws of Hong Kong and a wholly-owned subsidiary of Weixin BVI (“Weixin HK”); Gangzhou Kelida Intelligent Equipment Co., Ltd., a company organized under the laws of the People’s Republic of China and a wholly-owned subsidiary of Weixin HK (“Kelida”); Zhaoqing Hua Su Plastic Trading Company (“Hua Su”), Zhaoqing Chuang Yi Resources Recycle Co., Ltd. (“Chuang Yi”), Zhaoqing Xin Ye Plastic Co., Ltd. (“Xin Ye”), and Zhaoqing Li Jun Craftwork Co., Ltd. (“Li Jun”), each a company organized under the laws of the People’s Republic of China and a wholly-owned subsidiary of Kelida; and all of the shareholders of Weixin BVI, each of whom has executed a counterpart signature page to this Agreement (each, a “Shareholder” and collectively, the “Shareholders”).  Collectively, Weixin BVI, Weixin HK, Kelida, Hua Su, Chuang Yi, Xin Ye and Li Jun are referred to herein as the “Weixin Entities.”  Each of the Weixin Entities and the Shareholders is sometimes individually referred to herein as a “Weixin Party,” and collectively as the “Weixin Parties.”  Each of the parties to this Agreement is individually referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Shareholders collectively own all of the issued and outstanding shares of the capital of Weixin BVI, which is the 100% parent company of Weixin HK, which is the 100% parent of Kelida, which is the 100% parent of Hua Su, Chuang Yi, Xin Ye and Li Jun;

WHEREAS, the Company desires to acquire from the Shareholders and the Shareholders desire to sell to the Company, all of the issued and outstanding capital shares of Weixin BVI (the “Weixin Shares”) in exchange for the issuance by the Company of an aggregate of 7,865,556 shares (the “Company Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), to the Shareholders on the terms and conditions set forth herein (the “Share Exchange”);

WHEREAS, the Company intends to conduct a private placement offering of its Common Stock consisting of a minimum of $500,000 shares of its Common Stock (the "Minimum Offering Amount") and a maximum of $5,500,000 shares of its Common Stock (the "Maximum Offering Amount"), with funds being placed in escrow of which at least the Minimum Offering Amount will be released simultaneously with the closing of the Share Exchange and, if applicable, subsequent closings thereafter of up to the Maximum Offering Amount (the “Equity Financing”);

WHEREAS, the Company intends to engage WestPark Capital, Inc. (“WestPark”) as the placement agent for the equity financing pursuant to a Placement Agent Agreement mutually acceptable to the Company, Weixin BVI and WestPark;

WHEREAS, after giving effect to the Share Exchange, the Equity Financing (assuming the Maximum Offering Amount), and the Share and Warrant Cancellation (as described below), there will be approximately 12,217,455, shares of Company Common Stock and 782,545 warrants to purchase shares of Company Common Stock issued and outstanding; and

WHEREAS, the Parties intend, by executing this Agreement, to implement a tax-deferred exchange of property governed by Section 351 of the United States Internal Revenue Code of 1986, as amended (the “Code”).

AGREEMENT

NOW, THEREFORE, in consideration, of the promises and of the mutual representations, warranties and agreements set forth herein, the Parties hereto agree as follows:

ARTICLE 1.
THE SHARE EXCHANGE

1.1         The Share Exchange.  Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined):

(a)           the Company shall issue and deliver to the Shareholders the number of authorized but unissued shares of Company Common Stock set forth opposite her and/or her designees’ names set forth on Schedule I hereto or pursuant to separate instructions to be delivered prior to Closing, and

(b)           the Shareholders agree to deliver to the Company duly endorsed certificates representing the Weixin Shares.

1.2         Time and Place of Closing.  The closing of the Share Exchange (the “Closing”) shall take place at the offices of K&L Gates LLP at 10100 Santa Monica Blvd, 7th Floor, Los Angeles, CA 90067, or at such place and time as mutually agreed upon by the Parties hereto.  The date upon which the Closing occurs is defined as the “Closing Date.”

1.3         Effective Time.  The Share Exchange shall become effective (the “Effective Time”) at such time as all of the conditions to set forth in Article 7 hereof have been satisfied or waived by the Parties hereto.

1.4         Tax Consequences.  It is intended by the Parties hereto that for United States income tax purposes, the contribution and transfer of the Weixin Shares by the Shareholders to the Company in exchange for the Company Shares constitutes a “tax-free” contribution and/or reorganization pursuant to the provisions of Sections 351 and/or 368(a) of the Code.

ARTICLE 2.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Weixin Parties that now and/or as of the Closing:

2.1         Due Organization and Qualification; Due Authorization.

(a)           The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its respective business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted.  The Company is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of the Company.

(b)           The Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.

(c)           The Company has all requisite corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby.  The Company has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought, equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

2.2         No Conflicts or Defaults.  The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Certificate of Incorporation or By-laws of the Company or (b) with or without the giving of notice or the passage of time (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Company is a party or by which the Company is bound, or any judgment, order or decree, or any law, rule or regulation to which the Company is subject, (ii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest (the “Liens”) upon any of the assets of the Company, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which the Company is a party or by which the Company’s assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, the Company is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

2.3         Capitalization.  The authorized capital stock of the Company immediately prior to giving effect to the transactions contemplated hereby consists of 110,000,000 shares of which 100,000,000 have been designated as Company Common Stock and 10,000,000 shares have been designated as preferred stock, $0.0001 par value per share (the “Preferred Stock”).  As of the date hereof, there are 8,587,354 shares of Company Common Stock issued and outstanding, no shares of Preferred Stock outstanding, and warrants to purchase 8,587,348 shares of Company Common Stock outstanding with an exercise price of $0.0001 per share (the “Warrants”). All of the outstanding shares of Company Common Stock are, and the Company Shares when issued in accordance with the terms hereof will be, duly authorized, validly issued, fully paid and non-assessable, and have not been or, with respect to the Company Shares will not be, issued in violation of any preemptive right of stockholders.  Other than as set forth on Item 2.3 to the Disclosure Schedule to this Agreement, there is no outstanding voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for Company Common Stock. The Company has not granted registration rights to any person.

2.4         Financial Statements.  The Company has provided the Weixin Parties copies of the (i) balance sheet of the Company as of December 31, 2009, and the related statements of operations, changes in stockholders’ equity (deficit) and cash flows for the year ended December 31, 2009 and the period from October 11, 2007 (inception) to December 31, 2009, including the notes thereto, as audited by AJ. Robbins, PC, independent registered public accounting firm and (ii) balance sheet of the Company as of September 30, 2010 and the related statements of operations, and cash flows for the nine (9)-month period then ended (the “Financial Statements”).  The Financial Statements, together with the notes thereto, have been prepared in accordance with United States generally accepted accounting principles applied on a basis consistent throughout all periods presented.  The Financial Statements present fairly the financial position of the Company as of the dates and for the periods indicated.  The books of account and other financial records of the Company have been maintained in accordance with good business practices.

2.5         No Assets or Liabilities.  As of the Closing, the Company shall have no more than $100,000 in liabilities.  Except for the foregoing or as set forth on the Financial Statements, the Company does not have any (a) assets of any kind or (b) liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise.

2.6         Taxes.  The Company has filed all United States federal, state, county and local returns and reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value-added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, the “Taxes”), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Company and adequate reserves therefore have been established.

2.7         Indebtedness; Contracts; No Defaults.  Other than as set forth in Item 2.7 of the Disclosure Schedule or as described in the Financial Statements, the Company has no material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which the Company is a party.

2.8         Real Property.  The Company does not own or lease any real property.

2.9         Compliance with Law.  The Company is in compliance with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health.  There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of the Company, threatened against the Company that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that the Company has reason to believe are likely to give rise to any material liability or other obligations of the Company under any environmental laws.

2.10       Permits and Licenses.  The Company has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its respective business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect its respective business.

2.11       Litigation.  There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened, against or affecting the business of the Company, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of the Company, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the twelve (12) month period preceding the date hereof.  There is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of the Company.  The Company has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

2.12       Insurance.  The Company does not currently maintain any form of insurance.

2.13       Patents, Trademarks and Intellectual Property Rights.  The Company does not own or possess any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, Internet web site(s) or proprietary rights of any nature.

2.14       Securities Law Compliance.  The Company has complied with all of the applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Securities Act of 1933, as amended (the “Securities Act”), and has complied with all applicable blue sky laws.

2.15       Conflicts of Interest.  The Company acknowledges that it is aware and understands the facts and circumstances of the Conflicts of Interest, as defined in Section 3.8, that may, individually and in the aggregate, create a conflict of interest.  The Company hereby waives each and all of the Conflicts of Interest, in addition to any other conflicts of interest that may exist or arise by virtue of the Conflicts of Interest and acknowledges that it has carefully read this Agreement, that it is consistent with the terms previously negotiated by the Parties, and understands that it is free at any time to obtain independent counsel for further guidance.

ARTICLE 3.
REPRESENTATIONS AND WARRANTIES OF THE WEIXIN ENTITIES

Each of the Weixin Entities, jointly and severally, represents and warrants to the Company that now and/or as of the Closing:

3.1         Due Organization and Qualification; Due Authorization.

(a)           Each of the Weixin Entities is a corporation or company duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, with full corporate or company power, as applicable, and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted.  Each of the Weixin Entities is in good standing as a foreign corporation or company, as applicable, in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of each of the Weixin Entities.

(b)           Weixin BVI does not have any subsidiaries other than those set forth in Item 3.1(b) of the Disclosure Schedule (the “Subsidiaries”) and Weixin BVI does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.  Other than as set forth in Item 3.1(b) of the Disclosure Schedule, each Subsidiary is wholly owned by Weixin BVI, free and clear of all liens, and there is no contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling Weixin BVI to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for securities of Weixin BVI or any of the Subsidiaries.

(c)           Each of the Weixin Entities has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby.  Each of the Weixin Entities has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of each of the Weixin Entities, enforceable against each of the Weixin Entities in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

3.2         No Conflicts or Defaults.  The execution and delivery of this Agreement by each of the Weixin Entities and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the governing documents of any of the Weixin Entities or its Subsidiaries, or (b) with or without the giving of notice or the passage of time, (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which any of the Weixin Entities or by which any of the Weixin Entities or any of their respective assets are bound, or any judgment, order or decree, or any law, rule or regulation to which their assets are subject, (ii) result in the creation of, or give any party the right to create, any lien upon any of the assets of any of the Weixin Entities, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform any material agreement, arrangement or commitment to which any of the Weixin Entities is a party or by which any of the Weixin Entities or any of their respective assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which any of the Weixin Entities is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

3.3         Capitalization.  The authorized capital stock of Weixin BVI immediately prior to giving effect to the transactions contemplated hereby consists of 50,000 ordinary shares, US$1.00 par value per share, of which, as of the date hereof, there were Ten Thousand (10,000) shares issued and outstanding.  Except as set forth herein, all of the outstanding shares of Weixin BVI are duly authorized, validly issued, fully paid and non-assessable, and have not been or, with respect to the Weixin Shares, will not be transferred in violation of any rights of third parties.  The Weixin Shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling Weixin BVI to issue, sell, redeem or repurchase any of its securities that will survive Closing and there is no outstanding security of any kind convertible into or exchangeable for common shares.  All of the Weixin Shares are owned of record and beneficially by the Shareholder and free and clear of any liens, claims, encumbrances, or restrictions of any kind.

3.4         Taxes.  Each of the Weixin Entities has filed all returns and reports which were required to be filed on or prior to the date hereof, and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Weixin Entities and adequate reserves therefore have been established.  All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by any of the Weixin Entities such judgments were reasonable under the circumstances) and complete in all material respects.  No extension for the filing of any such return or report is currently in effect.  No tax return or tax return liability of any of the Weixin Entities has been audited or, presently under audit.  All taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid.  None of the Weixin Entities has given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest).  There are no claims pending for past due Taxes.  All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of each of the Weixin Entities have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of each of the Weixin Entities and in the financial statements of Weixin BVI.

3.5         Indebtedness; Contracts; No Defaults.  Other than as set forth in Item 3.5 of the Disclosure Schedule, none of the Weixin Entities have any material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which any of the Weixin Entities is a party.

3.6         Compliance with Law.  Except as specified in Item 3.6 of the Disclosure Schedule, each of the Weixin Entities is conducting its respective businesses in material compliance with all applicable law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers material to its business.  Except as specified in Item 3.6 of the Disclosure Schedule, none of the Weixin Entities has received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

3.7         Litigation.

(a)           There is no claim, dispute, action, suit, proceeding or investigation pending or threatened, against or affecting any of the Weixin Entities or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the twelve (12) month period preceding the date hereof, except as specified in Item 3.7 of the Disclosure Schedule;

(b)           there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting any of the Weixin Entities; and

(c)           none of the Weixin Entities has received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

3.8         Conflict of Interest.  Each of the Weixin Entities acknowledges that it is aware and understands the following facts and circumstances that may, individually or in the aggregate, create a conflict of interest:

(a)           WestPark, a FINRA member, will be the placement agent for the Equity Financing and WestPark will be paid a commission of the gross proceeds from the Equity Financing for its services;

(b)           Richard Rappaport, who is the founder and Chief Executive Officer of WestPark and indirectly holds a 100% interest in WestPark, is also the President, a Director and a controlling stockholder of the Company beneficially holding approximately 34.3% of the Company’s issued and outstanding Common Stock and Warrants (prior to the Share Exchange, including Common Stock and Warrants held by the Amanda Rappaport Trust and the Kailey Rappaport Trust, and excluding Common Stock and Warrants held by WestPark Financial Services, LLC as described below);

(c)           Anthony C. Pintsopoulos, who is the President and Treasurer of WestPark, is also the Secretary, Chief Financial Officer, a Director and a controlling stockholder of the Company beneficially holding approximately 15.3% of the Company’s issued and outstanding Common Stock and Warrants (prior to the Share Exchange);

(d)           Kevin DePrimio, who is the Executive Managing Director of Corporate Finance of WestPark, is a stockholder of the Company beneficially holding approximately 5.6% of the Company’s issued and outstanding Common Stock and Warrants (prior to the Share Exchange);

(e)           Jason Stern, who is an employee of WestPark, is a stockholder of the Company beneficially holding approximately 3.3% of the Company’s issued and outstanding Common Stock and Warrants (prior to the Share Exchange);

(f)           Thomas Poletti, who is a partner of K&L Gates LLP, legal counsel for Weixin BVI, was, prior to the date of this Agreement, a stockholder of the Company beneficially holding approximately 5.6% of the Company’s issued and outstanding Common Stock and Warrants (prior to the Share Exchange). The securities previously held by Mr. Poletti were transferred to an immediate family member and Mr. Poletti currently disclaims beneficial ownership of such securities; and

(g)           WestPark Financial Services LLC, which is the parent company of WestPark and of which Richard Rappaport serves as Chief Executive Officer and Chairman, is a controlling stockholder of the Company beneficially holding approximately 48.8% of the Company’s issued and outstanding Common Stock and Warrants (prior to the Share Exchange) ((a) through (g) in this Section, are herein referred to as, the “Conflicts of Interest”).

Each of the Weixin Entities hereby waives each and all of the Conflicts of Interest, in addition to any other conflicts of interest that may exist or arise by virtue of the Conflicts of Interest and acknowledges that it has carefully read this Agreement, that it is consistent with the terms previously negotiated by the Parties, and understands that it is free at any time to obtain independent counsel for further guidance.

ARTICLE 4.
REPRESENTATION AND WARRANTIES OF THE SHAREHOLDER

Each of the Shareholders severally hereby represents and warrants to the Company that now and/or as of the Closing:

4.1         Title to Shares.  Each of the Shareholders is the legal and beneficial owner of the Weixin Shares to be transferred to the Company by such Shareholders as set forth opposite each Shareholder’s name in Schedule II hereto, and upon consummation of the Share Exchange contemplated herein, the Company will acquire from each of the Shareholders good and marketable title to the Weixin Shares, free and clear of all liens excepting only such restrictions hereunder upon future transfers by the Company, if any, as may be imposed by applicable law.  The information set forth on Schedule II with respect to each Shareholder is accurate and complete.

4.2         Due Authorization.  Each of the Shareholders has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby.  This Agreement constitutes the valid and binding obligation of each of the Shareholders, enforceable against each Shareholder in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

4.3         Purchase for Investment.

(a)           Each Shareholder is acquiring the Company Shares for investment for such Shareholder’s own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and each Shareholder has no present intention of selling, granting any participation in, or otherwise distributing the same.  Each Shareholder further represents that he, she or it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Company Shares.

(b)           Each Shareholder understands that the Company Shares are not registered under the Securities Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company’s reliance on such exemption is predicated on such Shareholder’s representations set forth herein.

4.4         Investment Experience.  Each Shareholder acknowledges that he, she or it can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of the investment in the Company Shares.

4.5         Information.  Each Shareholder has carefully reviewed such information as he, she or it deemed necessary to evaluate an investment in the Company Shares.  To the full satisfaction of each Shareholder, he, she or it has been furnished all materials that he, she or it has requested relating to the Company and the issuance of the Company Shares hereunder, and each Shareholder has been afforded the opportunity to ask questions of representatives of the Company to obtain any information necessary to verify the accuracy of any representations or information made or given to him, her or it.  Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of the Company set forth in this Agreement, on which each Shareholder has relied in making an exchange of the Weixin Shares for the Company Shares.

4.6         Restricted Securities.  Each Shareholder understands that the Company Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Company Shares or any available exemption from registration under the Securities Act, the Company Shares must be held indefinitely.  Each Shareholder is aware that the Company Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met.  Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company.

4.7         Exempt Issuance.  Each Shareholder acknowledges that he, she or it must assure the Company that the offer and sale of the Company Shares to such Shareholder qualifies for an exemption from the registration requirements imposed by the Securities Act and from applicable securities laws of any state of the United States.  Each Shareholder agrees that he, she or it meets the criteria established in one or both of subsections (a) or (b), below.

(a)         Accredited Investor, Section 4(2) of the Securities Act and/or Rule 506 of Regulation D.  The Shareholder qualifies as an “accredited investor,” as that term is defined in Rule 501 of Regulation D, promulgated under the Securities Act.

(b)         Offshore Investor, Rule 903 of Regulation S.  The Shareholder is not a U.S. Person, as defined in Rule 901 of Regulation S, promulgated under the Securities Act, and the Shareholder represents and warrants to the Company that:

(i)          The Shareholder is not acquiring the Company Shares as a result of, and such Shareholder covenants that it will not engage in, any “directed selling efforts” (as defined in Regulation S under the Securities Act) in the United States in respect of the Company Shares, which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Company Shares;

(ii)         The Shareholder is not acquiring the Company Shares for the account or benefit of, directly or indirectly, any U.S. Person;

(iii)        The Shareholder is an individual who is a resident of the People’s Republic of China, the British Virgin Islands, or Canada;

(iv)        the offer and the sale of the Company Shares to such Shareholder as contemplated in this Agreement complies with or is exempt from the applicable securities legislation of the People’s Republic of China, the British Virgin Islands, and Canada;

(v)         the Shareholder is outside the United States when receiving and executing this Agreement and that the Shareholder will be outside the United States when acquiring the Company Shares,

(vi)        and the Shareholder covenants with the Company that:

(A)          offers and sales of any of the Company Shares prior to the expiration of a period of six (6) months after the date of original issuance of the Company Shares (the six (6) month period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the Securities Act or an exemption therefrom and in each case only in accordance with applicable state securities laws; and

(B)          The Shareholder will not engage in hedging transactions with respect to the Company Shares until after the expiration of the Distribution Compliance Period.

4.8         Conflict of Interest.  Each Shareholder acknowledges that he, she or it is aware and understands the facts and circumstances of the Conflicts of Interest, as defined in Section 3.8 that may, individually and in the aggregate, create a conflict of interest.  Each Shareholder hereby waives each and all of the Conflicts of Interest, in addition to any other conflicts of interest that may exist or arise by virtue of the Conflicts of Interest and acknowledges that he, she or it has carefully read this Agreement, that it is consistent with the terms previously negotiated by the Parties, and understands that he, he or it is free at any time to obtain independent counsel for further guidance.

ARTICLE 5.
COVENANTS

5.1         Further Assurances.  Each of the Parties shall use its reasonable commercial efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such Party’s benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions of this Agreement and to consummate the transactions contemplated herein.

ARTICLE 6.
DELIVERIES

6.1         Items to be delivered to the Shareholders prior to or at Closing by the Company.

(a)           Certificate of Incorporation and amendments thereto, By-laws and amendments thereto, and certificate of good standing of the Company in Delaware;

(b)           all applicable schedules hereto;

(c)           all minutes and resolutions of board of director and stockholder meetings in possession of the Company;

(d)           stockholder list;

(e)           all financial statements and all tax returns in possession of the Company;

(f)           resolution from the Company’s Board of Directors appointing the designees of the Shareholders to the Company’s Board of Directors;

(g)           resolution from the Company’s Board of Directors, and if applicable, stockholder resolutions approving this transaction and authorizing the issuances of the shares hereto;

(h)           letters of resignation from the Company’s current officers and directors to be effective upon Closing and after the appointments described in this section; and

(i)           any other document reasonably requested by the Shareholders that they deems necessary for the consummation of this transaction.

6.2         Items to be delivered to the Company prior to or at Closing by Weixin BVI and the Shareholders.

(a)           all applicable schedules hereto;

(b)           instructions from the Shareholders appointing their designees to the Company’s Board of Directors;

(c)           share certificates and duly executed instruments of transfer and bought and sold notes from the Shareholders transferring the Weixin Shares to the Company;

(d)           resolutions from the Board of Directors of Weixin BVI and, if applicable, shareholder resolutions approving the transactions contemplated hereby

(e)           payment of all liabilities of the Company of up to $50,000 directly out of the proceeds of the Equity Financing to the appropriate creditors of the Company which shall include indebtedness owed to Company stockholders and fees owing to Company lawyers, accountants and similar parties; and

(f)           any other document reasonably requested by the Company that it deems necessary for the consummation of this transaction.

ARTICLE 7.
CONDITIONS PRECEDENT

7.1         Conditions Precedent to Closing.  The obligations of the Parties under this Agreement shall be and are subject to fulfillment, prior to or at the Closing, of each of the following conditions:

(a)           Each of the representations and warranties of the Parties contained herein shall be true and correct at the time of the Closing Date as if such representations and warranties were made at such time except for changes permitted or contemplated by this Agreement;

(b)           The Parties shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing;

(c)           Weixin BVI shall have received, and provided a copy to the Company, an opinion of each of the Han Kun Law Offices, Weixin BVI’s counsel in the People’s Republic of China, and Conyers Dill & Pearman, Weixin BVI’s legal counsel in the British Virgin Islands, substantially in the forms attached hereto as Exhibit A;

(d)           Prior to Closing the Company shall have engaged a Company-sponsored equity research firm that is mutually acceptable to the Company and Weixin BVI;

(e)           The Company shall have cancelled 6,679,899 shares of Common Stock and warrants to purchase 7,804,803 shares of Common Stock owned by certain of the Company’s original stockholders (the “Share and Warrant Cancellation”) pursuant to that certain Share and Warrant Cancellation Agreement dated as of the date of this agreement entered into by and among the Company and its stockholders, a copy of which is attached as Exhibit B;

(f)           The Company shall have conducted an initial closing of the Equity Financing of at least the Minimum Offering Amount; and

(g)           The Company, Weixin BVI and WestPark shall have entered into a Placement Agent Agreement on mutually acceptable terms for WestPark’s engagement as the placement agent for the Equity Financing; and

(h)           All agreements and documents required to be executed and delivered at the initial closing of the Equity Financing pursuant to the Placement Agent Agreement shall have been duly executed and delivered by the necessary persons and/or entities prior to the Closing.

7.2         Conditions to Obligations of the Shareholder.  The obligations of the Shareholders shall be subject to fulfillment, prior to or at the Closing, of each of the following conditions:

(a)          The Company shall have received all of the regulatory, stockholder and other third party consents, permits, approvals and authorizations necessary to consummate the transactions contemplated by this Agreement;

(b)          The Company shall have complied with Rule 14(f)(1) of the Exchange Act, if required; and

(c)          To the extent that the liabilities of the Company exceed $50,000 as of the Closing, the Company stockholders shall have satisfied and paid such excess liabilities in full.

7.3         Conditions to Obligations of the Company.  The obligations of the Company shall be subject to fulfillment, prior to or at the Closing, of each of the following conditions:

(a)           The Weixin Parties shall have received all of the regulatory, shareholder and other third party consents, permits, approvals and authorizations necessary to consummate the transactions contemplated by this Agreement;

(b)           The Shareholders shall have delivered to the Company the share certificates and duly executed instruments of transfer and bought and sold notes from the Shareholders transferring the Weixin Shares to the Company; and

(c)           All liabilities of the Company up to $50,000 shall be paid directly out of the proceeds of the Equity Financing to the appropriate creditors, which shall include indebtedness owed to the Company stockholders and fees owing to lawyers, accountants and similar parties.

ARTICLE 8.
TERMINATION

8.1         Termination.  This Agreement may be terminated at any time before or at Closing by:

(a)         The mutual agreement of the Parties;

(b)         Any Party if:

(i)          Any provision of this Agreement applicable to a Party shall be materially untrue or fail to be accomplished; or

(ii)         Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement; or

(c)         The Company at any time on or after March 31, 2011.

Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said Party shall bear all costs and expenses as each Party has incurred.

ARTICLE 9.
COVENANTS SUBSEQUENT TO CLOSING

9.1         Registration Rights.  The Company shall (1) file, within thirty (30) days after the final closing of the Equity Financing and at its expense, with the United States Securities and Exchange Commission (the “Commission”) a registration statement (the “Initial Registration Statement”) covering the resale of Common Stock underlying the Series A Convertible Preferred Stock issued in connection with the Equity Financing, and (2) file, within ten (10) days following the end of the six (6) month period that immediately follows the date on which the Company files the Initial Registration Statement with the Commission, a registration statement (the “Second Registration Statement”) covering the resale of Common Stock held by those persons (and/or their designees) that are stockholders of the Company immediately prior to the Closing, as set forth in Schedule III attached hereto (the “Pre-Existing Stockholders”).  The Company shall enter into a Registration Rights Agreement acceptable to the Pre-Existing Stockholders with respect to the rights described in this Section 9.1.

9.2         Listing on a Senior United States National Securities Exchange.  The Company shall take reasonable efforts to cause the Company’s securities to be listed on the NYSE Amex and/or The NASDAQ Stock Market as soon as practicable after the final closing of the Equity Financing.

9.3         Engagement of Public Relations Firm and Equity Research Firm.  Within sixty (60) days of the Closing, the Company shall engage (i) a public relations firm, which shall conduct two (2) non-Share Exchange related road shows each year for two (2) years, that is mutually acceptable to the Company and WestPark, and (ii) a Company-sponsored equity research firm that is mutually acceptable to the Company and WestPark.

9.4         Transfer Agent Fees and Costs.  From the Closing Date until the expiration of the entire lock-up period provided in the lock-up agreements to be executed upon the Closing by each of the Company’s current stockholders as provided in Section 7.1(g) hereof, the Company agrees to pay, on a timely basis, all amounts invoiced to the Company by its transfer agent on a timely basis.

ARTICLE 10.
MISCELLANEOUS

10.1       Survival of Representations, Warranties and Agreements.  Each of the Parties hereto is executing and carrying out the provisions of this Agreement in reliance upon the representations, warranties and covenants and agreements contained in this Agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other Party or any other person other than as specifically set forth herein.  Except as specifically set forth in this Agreement, representations and warranties and statements made by a Party to in this Agreement or in any document or certificate delivered pursuant hereto shall not survive the Closing Date, and no claims made by virtue of such representations, warranties, agreements and covenants shall be made or commenced by any Party hereto from and after the Closing Date.

10.2       Access to Books and Records.  During the course of this transaction through Closing, each Party agrees to make available for inspection all corporate books, records and assets, and otherwise afford to each other and their respective representatives, reasonable access to all documentation and other information concerning the business, financial and legal conditions of each other for the purpose of conducting a due diligence investigation thereof.  Such due diligence investigation shall be for the purpose of satisfying each Party as to the business, financial and legal condition of each other for the purpose of determining the desirability of consummating the proposed transaction.  The Parties further agree to keep confidential and not use for their own benefit, except in accordance with this Agreement any information or documentation obtained in connection with any such investigation.

10.3       Further Assurances.  If, at any time after the Closing, the Parties shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the Share Exchange in accordance with the terms of this Agreement or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the Parties hereto, the Parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors of the Parties are fully authorized to take any and all such action.

10.4       Notice.  All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by, prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the Party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such Party by notice in the manner provided herein:

Attention:

If to the Weixin Parties:

Weixin International Co., Limited
3/F., Jin Peng Building, 9 Shen Zhou Road,
Guangzhou Science City, Guangzhou,
People’s Republic of China
Attention:  Xiao Liu
Fax: +86(20)32290654

With a copy to:

K&L Gates LLP
10100 Santa Monica Blvd., Seventh Floor
Los Angeles, California 90067
Attn:  Thomas J. Poletti, Esq.
Fax.: (310) 552-5001

If to the Company:

SRKP 23, Inc.
1900 Avenue of the Stars, Suite 310
Los Angeles, CA 90067
Attn: Richard Rappaport
Fax: (310) 843-9304

10.5       Entire Agreement.  This Agreement, the Disclosure Schedule and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the Parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the Parties hereto.  No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance.  Failure of any Party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

10.6       Successors and Assigns.  This Agreement shall be binding upon, enforceable against and inure to the benefit of, the Parties and designees hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person.  This Agreement may not be assigned by any Party hereto except with the prior written consent of the other Parties, which consent shall not be unreasonably withheld.

10.7       Governing Law.  This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Delaware are applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.

10.8       Counterparts.  This Agreement may be executed in multiple counterparts, which may be facsimiles, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.9       Construction.  Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement.  References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement.  The Disclosure Schedule is hereby incorporated herein by reference and made a part of this Agreement.  As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

10.10     Severability.  If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first set forth above.

SRKP 23, INC.

By:	/s/ Richard Rappaport
Name:	Richard Rappaport
Title:	President

WEIXIN INTERNATIONAL CO., LIMITED

By:	/s/ Zhang Hongyu
Name:	Zhang Hongyu
Title:	Director

WEI XIN HOLDING GROUP LIMITED

By:	/s/ Wan Hongbing
Name:	Wan Hongbing
Title:	Director

GANGZHOU KELIDA INTELLIGENT EQUIPMENT CO., LTD.

By:	/s/ Wan Hongbing
Name:	Wan Hongbing
Title:	Director & General Manager

ZHAOQING HUA SU PLASTIC TRADING COMPANY

By:	/s/ Wan Hongbing
Name:	Wan Hongbing
Title:	Director & General Manager

1

ZHAOQING CHUANG YI RESOURCES RECYCLE CO., LTD.

By:	/s/ Wan Hongbing
Name:	Wan Hongbing
Title:	Director & General Manager

ZHAOQING XIN YE PLASTIC CO., LTD.

By:	/s/ Wan Hongbing
Name:	Wan Hongbing
Title:	Director & General Manager

ZHAOQING LI JUN CRAFTWORK CO., LTD.

By:	/s/ Wan Hongbing
Name:	Wan Hongbing
Title:	Director & General Manager

Signature Page to Share Exchange Agreement – Weixin

WEIXIN INTERNATIONAL CO., LIMITED
SHAREHOLDERS’ SIGNATURE PAGE TO

SHARE EXCHANGE AGREEMENT
Among SRKP 23, Inc.,

Weixin International Co., Limited,
Wei Xin Holding Group Limited,
Gangzhou Kelida Intelligent Equipment Co., Ltd.,
Zhaoqing Hua Su Plastic Trading Company,
Zhaoqing Chuang Yi Resources Recycle Co., Ltd.,
Zhaoqing Xin Ye Plastic Co., Ltd.,
Zhaoqing Li Jun Craftwork Co., Ltd., and
The Shareholders of Weixin International Co., Limited,

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Xiao Liu
(Signature)

Wesen Environmental Technology Limited
(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:

Telephone:
Facsimile:

No. of Weixin BVI Shares Held:  3,973

Signature Page to Share Exchange Agreement – Weixin

WEIXIN INTERNATIONAL CO., LIMITED
SHAREHOLDERS’ SIGNATURE PAGE TO

SHARE EXCHANGE AGREEMENT
Among SRKP 23, Inc.,

Weixin International Co., Limited,
Wei Xin Holding Group Limited,
Gangzhou Kelida Intelligent Equipment Co., Ltd.,
Zhaoqing Hua Su Plastic Trading Company,
Zhaoqing Chuang Yi Resources Recycle Co., Ltd.,
Zhaoqing Xin Ye Plastic Co., Ltd.,
Zhaoqing Li Jun Craftwork Co., Ltd., and
The Shareholders of Weixin International Co., Limited,

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Hailan Zhang
(Signature)

Hailan Zhang
(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:

Telephone:
Facsimile:

No. of Weixin BVI Shares Held:  636

Signature Page to Share Exchange Agreement – Weixin

WEIXIN INTERNATIONAL CO., LIMITED
SHAREHOLDERS’ SIGNATURE PAGE TO

SHARE EXCHANGE AGREEMENT
Among SRKP 23, Inc.,

Weixin International Co., Limited,
Wei Xin Holding Group Limited,
Gangzhou Kelida Intelligent Equipment Co., Ltd.,
Zhaoqing Hua Su Plastic Trading Company,
Zhaoqing Chuang Yi Resources Recycle Co., Ltd.,
Zhaoqing Xin Ye Plastic Co., Ltd.,
Zhaoqing Li Jun Craftwork Co., Ltd., and
The Shareholders of Weixin International Co., Limited,

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Hua Chen
(Signature)

Hua Chen
(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:

Telephone:
Facsimile:

No. of Weixin BVI Shares Held:  636

Signature Page to Share Exchange Agreement – Weixin

WEIXIN INTERNATIONAL CO., LIMITED
SHAREHOLDERS’ SIGNATURE PAGE TO

SHARE EXCHANGE AGREEMENT
Among SRKP 23, Inc.,

Weixin International Co., Limited,
Wei Xin Holding Group Limited,
Gangzhou Kelida Intelligent Equipment Co., Ltd.,
Zhaoqing Hua Su Plastic Trading Company,
Zhaoqing Chuang Yi Resources Recycle Co., Ltd.,
Zhaoqing Xin Ye Plastic Co., Ltd.,
Zhaoqing Li Jun Craftwork Co., Ltd., and
The Shareholders of Weixin International Co., Limited,

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Yaozhong Li
(Signature)

Yaozhong Li
(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:

Telephone:
Facsimile:

No. of Weixin BVI Shares Held:  636

Signature Page to Share Exchange Agreement – Weixin

SHARE EXCHANGE AGREEMENT
Among SRKP 23, Inc.,

Weixin International Co., Limited,
Wei Xin Holding Group Limited,
Gangzhou Kelida Intelligent Equipment Co., Ltd.,
Zhaoqing Hua Su Plastic Trading Company,
Zhaoqing Chuang Yi Resources Recycle Co., Ltd.,
Zhaoqing Xin Ye Plastic Co., Ltd.,
Zhaoqing Li Jun Craftwork Co., Ltd., and
The Shareholders of Weixin International Co., Limited,

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Yuanming Zhang
(Signature)

Yuanming Zhang
(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:

Telephone:
Facsimile:

No. of Weixin BVI Shares Held:  636

Signature Page to Share Exchange Agreement – Weixin

SHARE EXCHANGE AGREEMENT
Among SRKP 23, Inc.,

Weixin International Co., Limited,
Wei Xin Holding Group Limited,
Gangzhou Kelida Intelligent Equipment Co., Ltd.,
Zhaoqing Hua Su Plastic Trading Company,
Zhaoqing Chuang Yi Resources Recycle Co., Ltd.,
Zhaoqing Xin Ye Plastic Co., Ltd.,
Zhaoqing Li Jun Craftwork Co., Ltd., and
The Shareholders of Weixin International Co., Limited,

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Dong Chen
(Signature)

Dong Chen
(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:

Telephone:
Facsimile:

No. of Weixin Shares Held:  572

Signature Page to Share Exchange Agreement – Weixin

SHARE EXCHANGE AGREEMENT
Among SRKP 23, Inc.,

Weixin International Co., Limited,
Wei Xin Holding Group Limited,
Gangzhou Kelida Intelligent Equipment Co., Ltd.,
Zhaoqing Hua Su Plastic Trading Company,
Zhaoqing Chuang Yi Resources Recycle Co., Ltd.,
Zhaoqing Xin Ye Plastic Co., Ltd.,
Zhaoqing Li Jun Craftwork Co., Ltd., and
The Shareholders of Weixin International Co., Limited,

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Lantian Zhang
(Signature)

Lantian Zhang
(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:

Telephone:
Facsimile:

No. of Weixin Shares Held:  572

Signature Page to Share Exchange Agreement – Weixin

SHARE EXCHANGE AGREEMENT
Among SRKP 23, Inc.,

Weixin International Co., Limited,
Wei Xin Holding Group Limited,
Gangzhou Kelida Intelligent Equipment Co., Ltd.,
Zhaoqing Hua Su Plastic Trading Company,
Zhaoqing Chuang Yi Resources Recycle Co., Ltd.,
Zhaoqing Xin Ye Plastic Co., Ltd.,
Zhaoqing Li Jun Craftwork Co., Ltd., and
The Shareholders of Weixin International Co., Limited,

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Ping Lin
(Signature)

Ping Lin
(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:

Telephone:
Facsimile:

No. of Weixin BVI Shares Held:  496

Signature Page to Share Exchange Agreement – Weixin

SHARE EXCHANGE AGREEMENT
Among SRKP 23, Inc.,

Weixin International Co., Limited,
Wei Xin Holding Group Limited,
Gangzhou Kelida Intelligent Equipment Co., Ltd.,
Zhaoqing Hua Su Plastic Trading Company,
Zhaoqing Chuang Yi Resources Recycle Co., Ltd.,
Zhaoqing Xin Ye Plastic Co., Ltd.,
Zhaoqing Li Jun Craftwork Co., Ltd., and
The Shareholders of Weixin International Co., Limited,

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Ping Yan
(Signature)

Ping Yan
(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:

Telephone:
Facsimile:

No. of Weixin BVI Shares Held:  381

Signature Page to Share Exchange Agreement – Weixin

SHARE EXCHANGE AGREEMENT
Among SRKP 23, Inc.,

Weixin International Co., Limited,
Wei Xin Holding Group Limited,
Gangzhou Kelida Intelligent Equipment Co., Ltd.,
Zhaoqing Hua Su Plastic Trading Company,
Zhaoqing Chuang Yi Resources Recycle Co., Ltd.,
Zhaoqing Xin Ye Plastic Co., Ltd.,
Zhaoqing Li Jun Craftwork Co., Ltd., and
The Shareholders of Weixin International Co., Limited,

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Zhiliang Zhuo
(Signature)

Zhiliang Zuo
(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:

Telephone:
Facsimile:

No. of Weixin BVI Shares Held:  254

Signature Page to Share Exchange Agreement – Weixin

SHARE EXCHANGE AGREEMENT
Among SRKP 23, Inc.,

Weixin International Co., Limited,
Wei Xin Holding Group Limited,
Gangzhou Kelida Intelligent Equipment Co., Ltd.,
Zhaoqing Hua Su Plastic Trading Company,
Zhaoqing Chuang Yi Resources Recycle Co., Ltd.,
Zhaoqing Xin Ye Plastic Co., Ltd.,
Zhaoqing Li Jun Craftwork Co., Ltd., and
The Shareholders of Weixin International Co., Limited,

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Bifeng Chen
(Signature)

Bifeng Chen
(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:

Telephone:
Facsimile:

No. of Weixin BVI Shares Held:  207

Signature Page to Share Exchange Agreement – Weixin

SHARE EXCHANGE AGREEMENT
Among SRKP 23, Inc.,

Weixin International Co., Limited,
Wei Xin Holding Group Limited,
Gangzhou Kelida Intelligent Equipment Co., Ltd.,
Zhaoqing Hua Su Plastic Trading Company,
Zhaoqing Chuang Yi Resources Recycle Co., Ltd.,
Zhaoqing Xin Ye Plastic Co., Ltd.,
Zhaoqing Li Jun Craftwork Co., Ltd., and
The Shareholders of Weixin International Co., Limited,

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

[ILLEGIBLE SIGNATURE]
(Signature)

Richever Limited
(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:

Telephone:
Facsimile:

No. of Weixin BVI Shares Held:  153

Signature Page to Share Exchange Agreement – Weixin

SHARE EXCHANGE AGREEMENT
Among SRKP 23, Inc.,

Weixin International Co., Limited,
Wei Xin Holding Group Limited,
Gangzhou Kelida Intelligent Equipment Co., Ltd.,
Zhaoqing Hua Su Plastic Trading Company,
Zhaoqing Chuang Yi Resources Recycle Co., Ltd.,
Zhaoqing Xin Ye Plastic Co., Ltd.,
Zhaoqing Li Jun Craftwork Co., Ltd., and
The Shareholders of Weixin International Co., Limited,

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Leiwen Wang
(Signature)

Leiwen Wang
(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:

Telephone:
Facsimile:

No. of Weixin BVI Shares Held:  149

Signature Page to Share Exchange Agreement – Weixin

SHARE EXCHANGE AGREEMENT
Among SRKP 23, Inc.,

Weixin International Co., Limited,
Wei Xin Holding Group Limited,
Gangzhou Kelida Intelligent Equipment Co., Ltd.,
Zhaoqing Hua Su Plastic Trading Company,
Zhaoqing Chuang Yi Resources Recycle Co., Ltd.,
Zhaoqing Xin Ye Plastic Co., Ltd.,
Zhaoqing Li Jun Craftwork Co., Ltd., and
The Shareholders of Weixin International Co., Limited,

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Lin Wang
(Signature)

Lin Wang
(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:

Telephone:
Facsimile:

No. of Weixin BVI Shares Held:  127

Signature Page to Share Exchange Agreement – Weixin

SHARE EXCHANGE AGREEMENT
Among SRKP 23, Inc.,

Weixin International Co., Limited,
Wei Xin Holding Group Limited,
Gangzhou Kelida Intelligent Equipment Co., Ltd.,
Zhaoqing Hua Su Plastic Trading Company,
Zhaoqing Chuang Yi Resources Recycle Co., Ltd.,
Zhaoqing Xin Ye Plastic Co., Ltd.,
Zhaoqing Li Jun Craftwork Co., Ltd., and
The Shareholders of Weixin International Co., Limited,

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Lirong Wang
(Signature)

Lirong Wang
(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:

Telephone:
Facsimile:

No. of Weixin BVI Shares Held:  127

Signature Page to Share Exchange Agreement – Weixin

SHARE EXCHANGE AGREEMENT
Among SRKP 23, Inc.,

Weixin International Co., Limited,
Wei Xin Holding Group Limited,
Gangzhou Kelida Intelligent Equipment Co., Ltd.,
Zhaoqing Hua Su Plastic Trading Company,
Zhaoqing Chuang Yi Resources Recycle Co., Ltd.,
Zhaoqing Xin Ye Plastic Co., Ltd.,
Zhaoqing Li Jun Craftwork Co., Ltd., and
The Shareholders of Weixin International Co., Limited,

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Shasha Yu
(Signature)

Shasha Yu
(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:

Telephone:
Facsimile:

No. of Weixin BVI Shares Held:  127

Signature Page to Share Exchange Agreement – Weixin

SHARE EXCHANGE AGREEMENT
Among SRKP 23, Inc.,

Weixin International Co., Limited,
Wei Xin Holding Group Limited,
Gangzhou Kelida Intelligent Equipment Co., Ltd.,
Zhaoqing Hua Su Plastic Trading Company,
Zhaoqing Chuang Yi Resources Recycle Co., Ltd.,
Zhaoqing Xin Ye Plastic Co., Ltd.,
Zhaoqing Li Jun Craftwork Co., Ltd., and
The Shareholders of Weixin International Co., Limited,

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Gang Qiao
(Signature)

Gang Qiao
(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:

Telephone:
Facsimile:

No. of Weixin BVI Shares Held:  64

Signature Page to Share Exchange Agreement – Weixin

SHARE EXCHANGE AGREEMENT
Among SRKP 23, Inc.,

Weixin International Co., Limited,
Wei Xin Holding Group Limited,
Gangzhou Kelida Intelligent Equipment Co., Ltd.,
Zhaoqing Hua Su Plastic Trading Company,
Zhaoqing Chuang Yi Resources Recycle Co., Ltd.,
Zhaoqing Xin Ye Plastic Co., Ltd.,
Zhaoqing Li Jun Craftwork Co., Ltd., and
The Shareholders of Weixin International Co., Limited,

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Zhikun Liu
(Signature)

Zhikun Liu
(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:

Telephone:
Facsimile:

No. of Weixin BVI Shares Held:  64

Signature Page to Share Exchange Agreement – Weixin

SHARE EXCHANGE AGREEMENT
Among SRKP 23, Inc.,

Weixin International Co., Limited,
Wei Xin Holding Group Limited,
Gangzhou Kelida Intelligent Equipment Co., Ltd.,
Zhaoqing Hua Su Plastic Trading Company,
Zhaoqing Chuang Yi Resources Recycle Co., Ltd.,
Zhaoqing Xin Ye Plastic Co., Ltd.,
Zhaoqing Li Jun Craftwork Co., Ltd., and
The Shareholders of Weixin International Co., Limited,

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Juan Chen
(Signature)

Juan Chen
(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:

Telephone:
Facsimile:

No. of Weixin BVI Shares Held:  25

Signature Page to Share Exchange Agreement – Weixin

SHARE EXCHANGE AGREEMENT
Among SRKP 23, Inc.,

Weixin International Co., Limited,
Wei Xin Holding Group Limited,
Gangzhou Kelida Intelligent Equipment Co., Ltd.,
Zhaoqing Hua Su Plastic Trading Company,
Zhaoqing Chuang Yi Resources Recycle Co., Ltd.,
Zhaoqing Xin Ye Plastic Co., Ltd.,
Zhaoqing Li Jun Craftwork Co., Ltd., and
The Shareholders of Weixin International Co., Limited,

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Qiu Chen
(Signature)

Qiu Chen
(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:

Telephone:
Facsimile:

No. of Weixin BVI Shares Held:  25

Signature Page to Share Exchange Agreement – Weixin

SHARE EXCHANGE AGREEMENT
Among SRKP 23, Inc.,

Weixin International Co., Limited,
Wei Xin Holding Group Limited,
Gangzhou Kelida Intelligent Equipment Co., Ltd.,
Zhaoqing Hua Su Plastic Trading Company,
Zhaoqing Chuang Yi Resources Recycle Co., Ltd.,
Zhaoqing Xin Ye Plastic Co., Ltd.,
Zhaoqing Li Jun Craftwork Co., Ltd., and
The Shareholders of Weixin International Co., Limited,

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Yanying Chen
(Signature)

Yanying Chen
(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:

Telephone:
Facsimile:

No. of Weixin BVI Shares Held:  25

Signature Page to Share Exchange Agreement – Weixin

SHARE EXCHANGE AGREEMENT
Among SRKP 23, Inc.,

Weixin International Co., Limited,
Wei Xin Holding Group Limited,
Gangzhou Kelida Intelligent Equipment Co., Ltd.,
Zhaoqing Hua Su Plastic Trading Company,
Zhaoqing Chuang Yi Resources Recycle Co., Ltd.,
Zhaoqing Xin Ye Plastic Co., Ltd.,
Zhaoqing Li Jun Craftwork Co., Ltd., and
The Shareholders of Weixin International Co., Limited,

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Yuanzhong Zhang
(Signature)

Yuanzhong Zhang
(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:

Telephone:
Facsimile:

No. of Weixin BVI Shares Held:  25

Signature Page to Share Exchange Agreement – Weixin

SHARE EXCHANGE AGREEMENT
Among SRKP 23, Inc.,

Weixin International Co., Limited,
Wei Xin Holding Group Limited,
Gangzhou Kelida Intelligent Equipment Co., Ltd.,
Zhaoqing Hua Su Plastic Trading Company,
Zhaoqing Chuang Yi Resources Recycle Co., Ltd.,
Zhaoqing Xin Ye Plastic Co., Ltd.,
Zhaoqing Li Jun Craftwork Co., Ltd., and
The Shareholders of Weixin International Co., Limited,

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Yurong Wu
(Signature)

Yurong Wu
(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:

Telephone:
Facsimile:

No. of Weixin BVI Shares Held:  25

Signature Page to Share Exchange Agreement – Weixin

SHARE EXCHANGE AGREEMENT
Among SRKP 23, Inc.,

Weixin International Co., Limited,
Wei Xin Holding Group Limited,
Gangzhou Kelida Intelligent Equipment Co., Ltd.,
Zhaoqing Hua Su Plastic Trading Company,
Zhaoqing Chuang Yi Resources Recycle Co., Ltd.,
Zhaoqing Xin Ye Plastic Co., Ltd.,
Zhaoqing Li Jun Craftwork Co., Ltd., and
The Shareholders of Weixin International Co., Limited,

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Guotang Liu
(Signature)

Guotang Liu
(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:

Telephone:
Facsimile:

No. of Weixin BVI Shares Held:  13

Signature Page to Share Exchange Agreement – Weixin

SHARE EXCHANGE AGREEMENT
Among SRKP 23, Inc.,

Weixin International Co., Limited,
Wei Xin Holding Group Limited,
Gangzhou Kelida Intelligent Equipment Co., Ltd.,
Zhaoqing Hua Su Plastic Trading Company,
Zhaoqing Chuang Yi Resources Recycle Co., Ltd.,
Zhaoqing Xin Ye Plastic Co., Ltd.,
Zhaoqing Li Jun Craftwork Co., Ltd., and
The Shareholders of Weixin International Co., Limited,

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Hang Gao
(Signature)

Hang Gao
(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:

Telephone:
Facsimile:

No. of Weixin BVI Shares Held:  13

Signature Page to Share Exchange Agreement – Weixin

SHARE EXCHANGE AGREEMENT
Among SRKP 23, Inc.,

Weixin International Co., Limited,
Wei Xin Holding Group Limited,
Gangzhou Kelida Intelligent Equipment Co., Ltd.,
Zhaoqing Hua Su Plastic Trading Company,
Zhaoqing Chuang Yi Resources Recycle Co., Ltd.,
Zhaoqing Xin Ye Plastic Co., Ltd.,
Zhaoqing Li Jun Craftwork Co., Ltd., and
The Shareholders of Weixin International Co., Limited,

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Li Jiang
(Signature)

Li Jiang
(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:

Telephone:
Facsimile:

No. of Weixin BVI Shares Held:  13

Signature Page to Share Exchange Agreement – Weixin

SHARE EXCHANGE AGREEMENT
Among SRKP 23, Inc.,

Weixin International Co., Limited,
Wei Xin Holding Group Limited,
Gangzhou Kelida Intelligent Equipment Co., Ltd.,
Zhaoqing Hua Su Plastic Trading Company,
Zhaoqing Chuang Yi Resources Recycle Co., Ltd.,
Zhaoqing Xin Ye Plastic Co., Ltd.,
Zhaoqing Li Jun Craftwork Co., Ltd., and
The Shareholders of Weixin International Co., Limited,

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Nan Wang
(Signature)

Nan Wang
(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:

Telephone:
Facsimile:

No. of Weixin BVI Shares Held:  13

Signature Page to Share Exchange Agreement – Weixin

SHARE EXCHANGE AGREEMENT
Among SRKP 23, Inc.,

Weixin International Co., Limited,
Wei Xin Holding Group Limited,
Gangzhou Kelida Intelligent Equipment Co., Ltd.,
Zhaoqing Hua Su Plastic Trading Company,
Zhaoqing Chuang Yi Resources Recycle Co., Ltd.,
Zhaoqing Xin Ye Plastic Co., Ltd.,
Zhaoqing Li Jun Craftwork Co., Ltd., and
The Shareholders of Weixin International Co., Limited,

The undersigned Shareholder hereby executes and delivers the Share Exchange Agreement (the “Agreement”) to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

/s/ Yinan Wang
(Signature)

Yinan Wang
(Type or print name)

(Type or print name as it should appear on certificate, if different)

Address:

Telephone:
Facsimile:

No. of Weixin BVI Shares Held:  13

Signature Page to Share Exchange Agreement – Weixin

EXHIBIT A

FORMS OF OPINION LETTERS

i

EXHIBIT B

SHARE AND WARRANT CANCELLATION AGREEMENT

 SCHEDULE I

SHAREHOLDERS AND COMPANY SHARES TO BE ISSUED TO SHAREHOLDERS

Name	Number of Company Shares
Wesen Environmental Technology Limited	3,126,056
Hailan Zhang	500,000
Hua Chen	500,000
Yaozhong Li	500,000
Yuanming Zhang	500,000
Dong Chen	450,000
Lantian Zhang	450,000
Ping Lin	390,000
Ping Yan	300,000
Zhiliang Zuo	200,000
Bifeng Chen	162,500
Richever Limited	120,000
Leiwen Wang	117,000
Lin Wang	100,000
Lirong Wang	100,000
Shasha Yu	100,000
Gang Qiao	50,000
Zhikun Liu	50,000
Juan Chen	20,000
Qiu Chen	20,000
Yanying Chen	20,000
Yuanzhong Zhang	20,000
Yurong Wu	20,000
Guotang Liu	10,000
Hang Gao	10,000
Li Jiang	10,000
Nan Wang	10,000
Yinan Wang	10,000
Total	7,865,556

SCHEDULE II

WEIXIN BVI SHARES TO BE TRANSFERRED TO COMPANY

Name	Number of Weixin BVI Shares
Wesen Environmental Technology Limited	3,973
Hailan Zhang	636
Hua Chen	636
Yaozhong Li	636
Yuanming Zhang	636
Dong Chen	572
Lantian Zhang	572
Ping Lin	496
Ping Yan	381
Zhiliang Zuo	254
Bifeng Chen	207
Richever Limited	153
Leiwen Wang	149
Lin Wang	127
Lirong Wang	127
Shasha Yu	127
Gang Qiao	64
Zhikun Liu	64
Juan Chen	25
Qiu Chen	25
Yanying Chen	25
Yuanzhong Zhang	25
Yurong Wu	25
Guotang Liu	13
Hang Gao	13
Li Jiang	13
Nan Wang	13
Yinan Wang	13
TOTAL	10,000

SCHEDULE III

CURRENT STOCKHOLDERS OF THE COMPANY

WestPark Financial Services, LLC
Richard Rappaport
The Amanda Rappaport Trust
The Kailey Rappaport Trust
Debbie Schwartzberg
The Julie Schwartzberg Trust dated 2/9/2000
The David N. Sterling Trust dated 2/3/2000
Anthony Pintsopoulos
Janine Frisco
Kevin DePrimio
Jason Stern
Xingrong Zhang
Zhou Chen
HaiLan Zhang

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